Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Fourth Quarter 2022 Earnings November 2, 2022

Forward - Looking Statements and Non - GAAP Financial Measures 2 Forward - Looking Statements This presentation contains certain "forward - looking statements" within the meaning of the U.S. Private Securities Litigation Ref orm Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from ant ici pated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature a re forward - looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identi fy forward - looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or ob ligation to do so) our forward - looking statements whether as a result of new information, future events or otherwise, except to the extent requ ired by law. The forward - looking statements in this presentation include statements addressing our future financial condition and operating r esults, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID - 19”). Examples of factors that could cause actu al results to differ materially from those described in the forward - looking statements include, among others, the extent, severity and dura tion of COVID - 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions aff ect ing demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign curre ncy exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we opera te, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in su rrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental a nd other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the eff ect s of Swiss tax reform. In addition, the extent to which COVID - 19 will impact our business and our financial results will depend on future devel opments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the sev eri ty of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the glo bal economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Lt d.'s Annual Report on Form 10 - K for the fiscal year ended Sept. 24, 2021 as well as in our Quarterly Reports on Form 10 - Q, Current Reports o n Form 8 - K and other reports filed by us with the U.S. Securities and Exchange Commission. Non - GAAP Financial Measures Where we have used non - GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non - GAAP financial measure, in this presentation.

Earnings Highlights Q4 Sales & Adjusted EPS above expectations; double digit organic growth in each segment • Sales of $4.4B, up 14% Y/Y on a reported 14 - week basis • Orders of $4.3B; book to bill of 0.98 • Adjusted Operating Margins of 17.4%, with Adjusted EPS of $1.88, up 11% Y/Y • Generated record Free Cash Flow of $745M, benefiting from focused inventory reduction; ~$515M returned to shareholders • On a 13 - week basis, Sales of $4.05B, up 12% organically Y/Y, and adjusted EPS of $1.75 FY22 results demonstrate the strategic positioning of our portfolio • Sales of $16.3B, up 9% on a reported basis Y/Y despite FX headwinds of ~$760M • 12% organic growth Y/Y; Industrial & Communications up double digits, with high single digit growth in Transportation • Market outperformance driven by secular trends including EV, factory automation, renewables & cloud • Adjusted Operating Margins of 18.2%, with Y/Y expansion in Industrial & Communications • Adjusted EPS of $7.33, up 13% Y/Y, despite currency exchange and inflation headwinds • Free Cash Flow ~$1.8B; ~$2.1B returned to shareholders Q1 Guidance reflects higher impact from currency exchange rates • Expect Sales of ~$3.75B, up 9% organically & down slightly on a reported basis Y/Y despite ~$400M of FX headwinds • Expect Adjusted EPS of ~$1.50 • Includes headwinds of ~$0.25 Y/Y from currency exchange rates & tax • Sequential impacts to adjusted EPS from FX, lower volume and inventory reduction Organic Net Sales Growth (Decline), Net Sales Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Ex cluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, Adjusted EPS, Adjusted Operating Margin , and Free Cash Flow are non - GAAP financial measures; see Append ix for descriptions and reconciliations 3 Note: Q4 FY22 includes an additional week which contributed sales of $ 306 M and Adjusted EPS of $0.13

Reported FY21 FY22 FY22 Q4 Y/Y Growth Q4 Q3 Q4 * 13 week Reported 13 week Organic Transportation 2,349 2,303 2,510 (1)% 8% Industrial 1,140 1,320 1,258 4% 4% Communications 647 575 504 (27)% (28)% Total TE 4,136 4,197 4,272 (4)% 1% Book to Bill 1.08 1.02 0.98 Segment Orders Summary ($ in millions) 4 • Strong backlog of $6B, up ~11% Y/Y • Transportation and Industrial book to bill above 1.0, reflecting ongoing strong demand patterns • Communications orders reflect moderation in end markets Orders and Backlog Reflecting Resiliency in Transportation & Industrial and Moderation in Communications * Q4 FY22 includes an additional week

Transportation Solutions $2,198 $2,447 Q4 2021 Q4 2022 • Automotive organic growth across all regions. Continue to increase content per vehicle through our global leadership position in electric vehicles • Commercial Transportation growth driven by North America and Europe. Significant market outperformance in each region for the full year • Sensors organic decline with focused growth offset by portfolio optimization activities Note: Comments based on 13 week organic results Y/Y Growth Rates Reported 14 Week Organic 13 week Organic Automotive $1,725 14% 25% 16% Commercial Transportation 423 14% 22% 13% Sensors 299 (2)% 5% (3)% Transportation Solutions $2,447 11% 22% 13% Q4 Sales Q4 Business Performance Q4 Adjusted Operating Margin $ in Millions Reported Up 11% Organic Up 22% Margins reflecting the timing of pricing actions to offset inflation as well as the impacts from inventory reduction Adjusted EBITDA Margin 23.2% 21.4% 5 Organic Net Sales Growth (Decline), Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Ope rating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations 18.0% 16.6% Q4 2021 Q4 2022 Q4 FY22 results are 14 weeks unless otherwise indicated

Industrial Solutions $1,017 $1,252 Q4 2021 Q4 2022 Y/Y Growth Rates Reported 14 Week Organic 13 Week Organic Industrial Equipment $521 35% 30% 20% Aerospace , Defense and Marine 313 21% 29% 20% Energy 225 16% 25% 16% Medical 193 8% 10% 3% Industrial Solutions $1,252 23% 25% 16% Margin performance driven by higher volume and strong operational performance 15.9% 16.5% Q4 2021 Q4 2022 Adjusted EBITDA Margin 20.6% 20.2% • Industrial Equipment double - digit growth in all regions, with continued benefits from factory automation applications • AD&M growth driven primarily by ongoing market improvement in Commercial Aerospace • Energy growth with increase in renewable applications • Medical growth with increase in interventional procedures Note: Comments based on 13 week organic results $ in Millions Q4 Sales Q4 Business Performance Q4 Adjusted Operating Margin Reported Up 23% Organic Up 25% 6 Organic Net Sales Growth (Decline), Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Op erating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations Q4 FY22 results are 14 weeks unless otherwise indicated

$603 $660 Q4 2021 Q4 2022 Reported Up 10% Organic Up 10% • Dat a & Devices outperformance driven by content growth and share gains in high - speed data and AI applications enabling improved data center energy efficiency • Appliances organic decline reflects moderation in end market Note: Comments based on 13 week organic results 24.7% 21.7% Q4 2021 Q4 2022 Margins impacted by lower sales in Appliances Organic Net Sales Growth (Decline), Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Ope rating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q4 Sales Q4 Adjusted Operating Margin Q4 Business Performance $ in Millions Adjusted EBITDA Margin 27.5% 25.6% 7 Y/Y Growth Rates Reported 14 Week Organic 13 week Organic Data & Devices $425 19% 17% 9% Appliances 235 (5)% 0% (6)% Communications Solutions $660 10% 10% 3% Q4 FY22 results are 14 weeks unless otherwise indicated

Q4 Financial Summary ($ in Millions, except per share amounts) Q4 FY21 Q4 FY22 Net Sales $ 3,818 $ 4,359 Operating Income $ 660 $ 660 Operating Margin 17.3% 15.1% Acquisition - Related Charges 8 15 Restructuring & Other Charges, Net 38 82 Adjusted Operating Income $ 706 $ 757 Adjusted Operating Margin 18.5% 17.4% Earnings Per Share* $ 2.40 $ 2.21 Acquisition - Related Charges 0.02 0.04 Restructuring & Other Charges, Net 0.12 0.21 Other Items 0.07 - Tax Items (0.92) (0.57) Adjusted EPS $ 1.69 $ 1.88 * Represents Diluted Earnings Per Share from Continuing Operations. .. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non - GAAP financial measures; see Appendix for descript ions and reconciliations. 8 Note: Q4 FY22 includes an additional week

Financial Performance $14,923 $16,281 FY21 FY22 $6.51 $7.33 FY21 FY22 Adjusted EBITDA Margin 23.3% 23.0% 18.1% 18.2% FY21 FY22 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non - GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Results Reflect Strong Performance in a Challenging Environment Demonstrating the Strategic Positioning of Our Portfolio 9 $ in Millions $ in Millions ~$2.1B returned to shareholders $2,081 $1,783 FY21 FY22 Note: FY22 includes an additional week

EVERY CONNECTION COUNTS Additional Information

Y/Y Q4 2022 FX includes $10M unfavorable currency impact to sales from acquisitions Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q4 2021 Results $3,818 $1.69 Operational Performance 889 0.26 FX Impact (348) (0.08) Tax Rate Impact - 0.01 Q4 2022 Results (14 weeks) $4,359 $1.88 Extra week ( (306) (0.13) Q4 2022 Results (13 weeks) $4,053 $1.75 11

Y/Y FY 2022 FX includes $40M unfavorable currency impact to sales from acquisitions Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS 2021 Results $14,923 $6.51 Operational Performance 2,121 0.95 FX Impact (763) (0.14) Tax Rate Impact - 0.01 2022 Results (53 weeks) $16,281 $7.33 Extra week (306) (0.13) 2022 Results (52 weeks) $15,975 $7.20 12

Y/Y Q1 2023 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2022 Results $3,818 $1.76 Operational Performance 332 (0.01) FX Impact (400) (0.19) Tax Rate Impact - (0.06) Q1 2023 Guidance $3,750 $1.50 13

($ in Millions) FY21 FY22 Beginning Cash Balance $945 $1,203 Free Cash Flow 2,081 1,783 Dividends (647) (685) Share repurchases (831) (1,412) Net increase (decrease) in debt (47) 400 Acquisition of businesses, net of cash acquired (423) (220) Other 125 19 Ending Cash Balance $1,203 $1,088 Total Debt $4,092 $4,206 A/R $2,928 $2,865 Days Sales Outstanding* 69 64 Inventory $2,511 $2,676 Days on Hand* 86 84 Accounts Payable $1,911 $1,593 Days Outstanding* 67 51 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) FY21 FY22 Cash from Continuing Operating Activities $2,676 $2,468 Capital expenditures (690) (768) Proceeds from sales of property, plant and equipment 86 106 Cash (collected) paid pursuant to collateral requirements related to cross - currency swap contracts 9 (23) Free Cash Flow $2,081 $1,783 Free Cash Flow is a non - GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions Balance Sheet & Cash Flow Summary 14 Note: FY22 includes an additional week

EVERY CONNECTION COUNTS Appendix

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

- Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management's control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

- Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, and acquisition-related charges, if any.

- Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

- Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

- Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

- Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

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Non-GAAP Financial Measures (cont.)

- Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.
- Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any.
- Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Gross Margin Excluding the Impact of the Additional Week, Adjusted Gross Margin Percentage Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, Adjusted EBITDA Excluding the Impact of the Additional Week, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length.
- Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management's and the Board of Directors' discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.
- Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash.

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Segment Summary

	For the Quarters Ended				For the Years Ended			
	September 30, 2022		September 24, 2021		September 30, 2022		September 24, 2021	
($ in millions)	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,447		$ 2,198		$ 9,219		$ 8,974	
Industrial Solutions	1,252		1,017		4,520		3,844	
Communications Solutions	660		603		2,542		2,105	
Total	$ 4,359		$ 3,818		$ 16,281		$ 14,923	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 347	14.2 %	$ 387	17.6 %	$ 1,534	16.6 %	$ 1,526	17.0 %
Industrial Solutions	180	14.4	134	13.2	620	13.7	469	12.2
Communications Solutions	133	20.2	139	23.1	602	23.7	439	20.9
Total	$ 660	15.1 %	$ 660	17.3 %	$ 2,756	16.9 %	$ 2,434	16.3 %
	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 407	16.6 %	$ 395	18.0 %	$ 1,618	17.6 %	$ 1,679	18.7 %
Industrial Solutions	207	16.5	162	15.9	718	15.9	557	14.5
Communications Solutions	143	21.7	149	24.7	630	24.8	465	22.1
Total	$ 757	17.4 %	$ 706	18.5 %	$ 2,966	18.2 %	$ 2,701	18.1 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended September 30, 2022 versus Net Sales for the Quarter Ended September 24, 2021					
	Net Sales Growth (Decline)		Organic Net Sales Growth [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 205	13.5 %	$ 378	25.2 %	$ (173)	$ —
Commercial transportation	51	13.7	83	22.4	(32)	—
Sensors	(7)	(2.3)	15	5.2	(22)	—
Total	249	11.3	476	21.8	(227)	—
Industrial Solutions [3]:						
Industrial equipment	135	35.0	117	30.0	(45)	63
Aerospace, defense, and marine	55	21.3	75	28.8	(20)	—
Energy	31	16.0	50	25.2	(19)	—
Medical	14	7.8	16	9.5	(2)	—
Total	235	23.1	258	25.1	(86)	63
Communications Solutions [3]:						
Data and devices	68	19.0	60	16.9	(14)	22
Appliances	(11)	(4.5)	—	—	(11)	—
Total	57	9.5	60	10.2	(25)	22
Total	$ 541	14.2 %	$ 794	20.9 %	$ (338)	$ 85

	Change in Net Sales for the Year Ended September 30, 2022 versus Net Sales for the Year Ended September 24, 2021					
	Net Sales Growth (Decline)		Organic Net Sales Growth [1]		Translation [2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 148	2.3 %	$ 515	8.1 %	$ (367)	$ —
Commercial transportation	115	7.8	178	12.1	(63)	—
Sensors	(18)	(1.6)	34	3.0	(52)	—
Total	245	2.7	727	8.1	(482)	—
Industrial Solutions [3]:						
Industrial equipment	537	38.4	400	28.5	(100)	237
Aerospace, defense, and marine	52	5.0	91	8.7	(38)	(1)
Energy	66	8.9	119	16.0	(42)	(11)
Medical	21	3.1	28	4.2	(7)	—
Total	676	17.6	638	16.6	(187)	225
Communications Solutions [3]:						
Data and devices	378	31.6	355	29.6	(30)	53
Appliances	59	6.5	83	9.2	(24)	—
Total	437	20.8	438	20.8	(54)	53
Total	$ 1,358	9.1 %	$ 1,803	12.1 %	$ (723)	$ 278

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2022 20

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 24, 2021

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Other Items [1,2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
		($ in millions, except per share data)				
Operating income:						
Transportation Solutions	$ 387	$ 3	$ 5	$ —	$ —	$ 395
Industrial Solutions	134	4	24	—	—	162
Communications Solutions	139	1	9	—	—	149
Total	$ 660	$ 8	$ 38	$ —	$ —	$ 706
Operating margin	17.3 %					18.5 %
Other income (expense), net	$ (22)	$ —	$ —	$ 28	$ —	$ 6
Income tax (expense) benefit	$ 167	$ (1)	$ 3	$ (6)	$ (304)	$ (141)
Effective tax rate	(26.6) %					20.1 %
Income from continuing operations	$ 794	$ 7	$ 41	$ 22	$ (304)	$ 560
Diluted earnings per share from continuing operations	$ 2.40	$ 0.02	$ 0.12	$ 0.07	$ (0.92)	$ 1.69

[1] The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

[2] Charge related to the transfer of certain U.S. pension plan liabilities to an insurance company through the purchase of a group annuity contract.

[3] Represents a $327 million income tax benefit for the net reduction in valuation allowances associated primarily with certain tax planning actions as well as improved current and expected future operating profit and taxable income, and $23 million of income tax expense associated with the tax impacts of an intercompany transaction.

[4] See description of non-GAAP financial measures.

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Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2022 22

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 24, 2021

		Adjustments				
	U.S. GAAP	Acquisition-Related Charges [1]	Restructuring and Other Charges, Net [1]	Other Items [1][2]	Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)					
Operating income:						
Transportation Solutions	$ 1,526	$ 18	$ 135	$ —	$ —	$ 1,679
Industrial Solutions	469	15	73	—	—	557
Communications Solutions	439	1	25	—	—	465
Total	$ 2,434	$ 34	$ 233	$ —	$ —	$ 2,701
Operating margin	16.3 %					18.1 %
Other income (expense), net	$ (17)	$ —	$ —	$ 28	$ —	$ 11
Income tax expense	$ (123)	$ (7)	$ (35)	$ (6)	$ (333)	$ (504)
Effective tax rate	5.2 %					18.9 %
Income from continuing operations	$ 2,255	$ 27	$ 198	$ 22	$ (333)	$ 2,169
Diluted earnings per share from continuing operations	$ 6.77	$ 0.08	$ 0.59	$ 0.07	$ (1.00)	$ 6.51

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Charge related to the transfer of certain U.S. pension plan liabilities to an insurance company through the purchase of a group annuity contract.

(3) Represents a $327 million income tax benefit for the net reduction in valuation allowances associated primarily with certain tax planning actions as well as improved current and expected future operating profit and taxable income, $29 million of income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets, and $23 million of income tax expense associated with the tax impacts of an intercompany transaction.

(4) See description of non-GAAP financial measures.

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Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2021 24 Operating income: Transportation Solutions $ 395 $ 3 $ (6) $ — $ 392 Industrial Solutions 123 12 22 — 157 Communications Solutions 154 1 8 — 163 Total $ 672 $ 16 $ 24 $ — $ 712 Operating margin 17.6% 18.6 % Other income, net $ 15 $ — $ — $ (11) $ 4 Income tax expense $ (110) $ (3) $ (7) $ (5) $ (125) Effective tax rate 16.2% 17.7 % Income from continuing operations $ 567 $ 13 $ 17 $ (16) $ 581 Diluted earnings per share from continuing operations $ 1.72 $ 0.04 $ 0.05 $ (0.05) $ 1.76 Adjustments (4) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (4) Charges, Net (1)(2) Tax Items (3) ($ in millions, except per share data) (3) Includes a $17 million income tax benefit related to the tax impacts of an intercompany transaction. Our annual effective tax rate for fiscal 2022 includes a total income tax benefit of $124 million related to such transactions. Also includes $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the indemnification terms of the purchase agreement. (2) Includes $12 million recorded in net restructuring and other charges and $12 million recorded in cost of sales. and Other Adjusted Related Acquisition- Restructuring

Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 944 $ 774 $ 2,468 $ 2,676 Net cash used in investing activities (310) (540) (878) (1,037) Net cash used in financing activities (354) (443) (1,684) (1,386) Effect of currency translation on cash (12) (4) (21) 5 Net increase (decrease) in cash, cash equivalents, and restricted cash $ 268 $ (213) $ (115) $ 258 Net cash provided by operating activities $ 944 $ 774 $ 2,468 $ 2,676 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts 5 (3) (23) 9 Capital expenditures, net (204) (235) (662) (604) Free cash flow (1) $ 745 $ 536 $ 1,783 $ 2,081 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2022 2021 2022 2021 (in millions) For the Quarters Ended September 30, September 24, September 30, September 24, For the Years Ended

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin 26

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Segment - QTD 27

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Segment - YTD 28

Impact of Additional Week on Net Sales - QTD 29

Impact of Additional Week on Net Sales - YTD 30

Impact of Additional Week – QTD 31

Impact of Additional Week – YTD 32

Reconciliation of Forward - Looking Non - GAAP Financial Measures to Forward - Looking GAAP Financial Measures 33